Northeast Investors Growth Fund

Dear Fellow Shareholders:

         1996 was a strong year in the stock market and a fine year for Northeast Investors Growth Fund, which recorded a substantial total return of +24.6%. This total return was 1.9 points above the 22.7% recorded by the S&P 500 and 4 points below the 28.6% recorded by the more narrowly defined Dow Jones Industrial Average.

         The prior year, 1995, was also an equally strong period for our fund with a +34.5% total return. With the results of the year just ended, the fund has posted a two-year cumulative return of +61.06% -- our best two year period since inception in 1980.

         As you know, on December 18, 1996, we made a capital gain distribution of $2.95 per share and a $0.16 per share distribution of dividend income. While we cannot anticipate what the 1997 per share gain might be, the dividend income distribution will more than likely be in the same range given the relatively low current yield resulting from our emphasis on growth stock investing.

         During 1996, net assets grew to $60,274,753, an increase of 25% from $48,337,297 recorded at year end 1995. We have been careful with the expenses of the fund, and this care, plus the larger asset base, has brought the expense ratio to its lowest level, 1.21%, since inception. We anticipate a further lowering of this rate as the fundOs assets continue to grow.

         In measuring the emphasis of our current investment mix, technology, financial services, insurance, health care and energy represent the largest sectors. During the year, the technology holdings were substantially increased and the merger of Baybank and Bank of Boston resulted in our single largest position at year end -- BankBoston at 8.7% of total assets. While we sold some of this position, we are comfortable with its pre-eminent size in the portfolio as we enter 1997.

         As the fund has grown, we have added more new positions both within the five largest categories mentioned above, but also in other areas as well. We continue to emphasize what we hope is a common sense approach to investing in areas of above-average growth. Further, we anticipate being fully invested as we have been in the past. Market timing with precision is difficult, if not impossible, and we have found our best results have come from being in, not out of, the market.

         During the early days of 1997, the market has continued upward, much to the surprise and consternation of congenital pessimists and many well-known market commentators. No doubt about it, corrections will occur, just as was the case in July last year when, in a very brief period, the market declined about 8%. And currently the case is being made for both a growing, and a slowing, economy in 1997. Until events unfold more clearly, at this juncture, our course will be to continue to watch those investments we now have and to be alert to new opportunities as they come along.

         As always, I encourage shareholders to contact me about any questions regarding the fund at any time. Again, we are delighted with the results of the past two years, and with the momentum we have as we enter the new year.

                 Ever sincerely,




                 William A. Oates, Jr.                        President



January 23, 1997



Northeast Investors Growth Fund

Portfolio Transactions (unaudited)

January 1, 1996-December 31, 1996

Additions to Existing Holdings

                                    Additions    Now Own
American Home Products Corp.            9,300     11,800
Astra AB Spons ADR A                    3,800     12,550
BankBoston Corporation                 29,600     81,600
Beneficial Corporation                  1,000     13,400
Carnival Corporation                    6,400     14,900
Chubb Corporation                       5,000     15,000
Coca-Cola Company                       9,800     19,600
Eastman Kodak Company                   3,900     20,000
Fifth Third Bancorp                     5,500     16,500
First Security Corporation/Del         12,500     30,100
Fleet Financial Group, Inc.             6,000     19,000
Hewlett-Packard Company                 4,900     14,900
Home Depot, Inc.                        5,400     14,500
International Business Machines           600     10,600
Johnson & Johnson                      14,200     32,200
Microsoft Corporation                  16,500     21,500
Nike, Inc.-Class B                     13,000     22,400
Pepsico, Inc.                          15,000     30,000
Warner Lambert Company                 12,200     14,800
Xerox Corporation                      13,600     20,400
Zions Bancorporation                    1,000     10,000

New Holdings

                                                   Now Own
Cascade Communications Corporation                12,200
Cisco Systems, Inc.                               18,800
Corning, Inc.                                     11,500
Eaton Vance Corporation                           12,000
Eli Lilly & Company                                6,300
First Data Corporation                            18,700
H & R Block, Inc.                                 10,200
Ionics, Inc.                                       9,800
Isis Pharmaceuticals, Inc.                        20,000
Lucent Technologies, Inc.                          7,800
Mellon Bank Corporation                            7,600
Mirage Resorts                                    16,500
Monsanto Company                                   5,000
Morgan Stanley Group, Inc.                         7,400
Parametric Technology Corporation                 22,900
Pfizer, Inc.                                      15,100
Schlumberger Ltd                                   5,900
Sun Microsystems, Inc.                            28,400




Portfolio Transactions (unaudited)

January 1, 1996-December 31, 1996

Eliminations/Reductions of Holdings

                                         Sold    Now Own
America Online, Inc.                   16,000          0
AT&T Corporation                        3,700          0
Bankers Trust New York                  5,000          0
Baybanks, Inc.                         30,600          0
Cabot Corporation                      12,500          0
General Electric Company                2,500     21,500
General Mills, Inc.                     6,600          0
Gillette Company                       15,500     28,500
GTE Corporation                        10,000          0
Maxxam, Inc.                           10,000          0
McGraw-Hill, Inc.                       4,000          0
Motorola, Inc.                         20,000     16,000
SBC Communications, Inc.               10,000          0
St. Paul Companies, Inc.               24,000          0
Sysco Corporation                      15,000          0
Thermo Electron Corporation             5,100     13,500
Time Warner, Inc.                      40,000          0
WestPoint Stevens, Inc.                20,000          0




Ten Largest Investment
Holdings (unaudited)

December 31, 1996

Ten Largest Investment Holdings
                                                Market
                                     Cost        Value
BankBoston Corporation             $1,426,985  $5,242,800
Walt Disney Company                   867,591   2,506,500
Gillette Company                      631,361   2,215,875
General Electric Company              973,599   2,125,812
Intel Corporation                     458,640   2,095,000
Microsoft Corporation               1,215,727   1,776,438
Procter & Gamble Company              821,518   1,773,750
General Re Corporation                734,337   1,751,025
Royal Dutch Petroleum Company         572,200   1,707,500
Eastman Kodak Company               1,129,565   1,605,000



Tax Information

   For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its calendar year ended December
31, 1996.

December 18, 1997
     Net Investment Income*.............................................$0.16
     Short-Term Capital Gains*.......................................  .$0.00
     Long-Term Capital Gains............................................$2.95

   *Under the Internal Revenue Code, 100% of the income distributions and short-term capital gains paid to shareholders may be taken into account as a dividend for purposes of the deduction for dividends received by corporations (section 243, as amended).


Average Annual Total Return (unaudited)

     One year ended December 31, 1996..................................24.60%
     Five years ended December 31, 1996................................11.56%
     Ten years ended December 31, 1996.................................13.27%



Net Asset Value Per Share
(unaudited)


                           January-         April-            July-             October-
                           March            June              September         December
                           -------          ----              ---------         ---------
1996     High              $34.10           $35.57            $37.03            $40.65
         Low               $30.57           $32.56            $32.68            $36.00

                           January-         April-            July-             October-
                           March            June              September         December
                           -------          ----              ---------         ---------
1995     High              $26.81           $29.82            $32.16            $33.61
         Low               $24.33           $26.51            $29.64            $31.32


      Page 3


Northeast Investors Growth Fund

Performance Graph -- Ten Years (1986 - 1996)


The following graph compares the cumulative total shareholder return on the Northeast Investors Growth Fund shares over the ten preceding fiscal years to the cumulative total share return on the Standard & PoorOs 500 Index, assuming an investment of $10,000 in both at their closing prices on December 31, 1986 and reinvestment of dividends and capital gains. For managementOs discussion of the Growth FundOs fiscal year 1996 performance, including strategies and market conditions which influenced such performance, see the PresidentOs letter to shareholders.

                                   (EDGAR REFERENCE -- GRAPH)

                                   1986         1987      1988        1989      1990
Northeast Investors Growth Fund   $10,000      $9,646    $10,891    $14,456    $14,676


Standard & PoorOs 500 Index       $10,000     $10,520    $12,259    $16,145    $15,638




                                     1991      1992      1993       1994    1995      1996

Northeast Investors Growth Fund     $20,093    $19,946   $20,433    $20,418    $27,863     $34,717



Standard & PoorOs 500 Index         $20,392   $21,942    $24,140    $24,454    $33,654     $41,381




Northeast Investors Growth Fund

Schedule of Investments--
December 31, 1996




Common Stocks--                                                                      Market      Percent of
                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets
Apparel
    Nike, Inc.- Class B......................................       22,400  $    1,338,400            2.2%

Banks
     BankBoston Corporation ..................................       81,600       5,242,800
     Fifth Third Bancorp......................................       16,500       1,036,406
     First American Corporation, Tennessee....................       13,200         760,650
     First  Security Corporation, Delaware....................       30,100       1,015,875
     Fleet Financial Group, Inc...............................       19,000         947,625
     Mellon Bank Corporation..................................        7,600         539,600
     National Bancorp of Alaska, Inc..........................        3,000         205,500
     Zions Bancorporation.....................................       10,000       1,040,000
                                                                                 10,788,456           17.9%
Chemical
     Monsanto Company.........................................        5,000         194,375             .3%

Computer  & Data Processing
     Cascade Communications Corporation^......................       12,200         672,525
     Cisco Systems, Inc.^.....................................       18,800       1,196,150
     Hewlett-Packard Company..................................       14,900         748,725
     International Business Machines..........................       10,600       1,600,600
     Sun Microsystems, Inc.^..................................       28,400         729,525
                                                                                  4,947,525            8.2%
Computer Software & Services
     Microsoft Corporation^...................................       21,500       1,776,438
     Parametric Technology Corporation^.......................       22,900       1,176,487
                                                                                  2,952,925            4.9%
Data Processing/Management
     First Data Corporation...................................       18,700         682,550            1.1%


Electrical Equipment
     General Electric Company.................................       21,500       2,125,812            3.5%

Electronics
     Intel Corporation........................................       16,000  $    2,095,000
     Lucent Technologies, Inc.................................        7,800         360,750
     Motorola, Inc............................................       16,000         982,000
                                                                                  3,437,750            5.7%


Northeast Investors Growth Fund
Common Stocks -- continued


                                                                                     Market      Percent of
                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets

Energy & Natural Resources
     Thermo Electron Corporation^                                    13,500         556,875             .9%

Entertainment
     Carnival Corporation                                            14,900         491,700
     Mirage Resorts^..........................................       16,500         356,812
     Walt Disney Company......................................       36,000       2,506,500
                                                                                  3,355,012            5.6%
Environmental Industry
     Ionics, Inc.^                                                    9,800         470,400             .8%

Fast Food Service
     McDonaldOs Corporation                                          12,000         543,000             .9%

Financial Services
     Beneficial Corporation                                          13,400         849,225
     Eaton Vance Corporation..................................       12,000         571,500
     H & R Block, Inc.........................................       10,200         295,800
                                                                                  1,716,525            2.8%
Food  & Beverage
     Coca-Cola Company........................................       19,600       1,031,450
     Pepsico, Inc.............................................       30,000         877,500
                                                                                  1,908,950            3.2%
Health Care
     American Home Products Corporation.......................       11,800         691,775
     Johnson & Johnson........................................       32,200       1,601,950
     Warner Lambert Company...................................       14,800       1,110,000
                                                                                  3,403,725            5.6%
Household Products
     Corning, Inc.............................................       11,500         531,875
     Procter & Gamble Company.................................       16,500       1,773,750
                                                                                  2,305,625            3.8%
Industrial Services & Manufacturing
     Caterpillar, Inc.........................................        7,200  $      541,800
     Minnesota, Mining & Manufacturing Company................        5,000         414,375
                                                                                    956,175            1.6%




Northeast Investors Growth Fund



Common Stocks--continued
                                                                                     Market      Percent of
                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets

Insurance
     American International Group, Inc........................        9,350       1,012,137
     Chubb Corporation........................................       15,000         806,250
      General Re Corporation..................................       11,100       1,751,025
                                                                                  3,569,412            5.9%
Investment Company
     Morgan Stanley Group, Inc................................        7,400         422,725             .7%

Office Equipment
     Xerox Corporation........................................       20,400       1,073,550            1.8%

Oilfield Services
     Schlumberger Ltd.........................................        5,900         589,263            1.0%

Paper & Forest Products
     James River Corporation, VA .............................       17,500         579,688            1.0%

Petroleum, Coal & Gas
     Chevron Corporation......................................       24,000       1,560,000
      Royal Dutch Petroleum Company...........................       10,000       1,707,500
                                                                                  3,267,500           5.4%
Pharmaceuticals
     Abbott Laboratories......................................       12,000         609,000
      Astra AB Spons ADR A....................................       12,550         614,950
     Elis Lilly & Company                                             6,300         459,900
     Isis Pharmaceuticals, Inc.^..............................       20,000         360,000
     Merck & Company, Inc.....................................        9,600         760,800
     Pfizer, Inc..............................................       15,100       1,251,412
                                                                                  4,056,062            6.0%
Precision Instruments
     Eastman Kodak  Company...................................       20,000       1,605,000            2.7%


Retail
     Home Depot, Inc..........................................       14,500         726,813            1.2%




Northeast Investors Growth Fund


Common Stocks--continued
                                                                                     Market      Percent of
                                                                  Number of           Value             Net
Name of Issuer                                                       Shares        (Note B)          Assets
Toiletries & Cosmetics
     Gillette Company                                                28,500  $    2,215,875            3.7%
                 Total Common Stocks (Cost--$35,427,118)                         59,789,968           99.2%

Repurchase Agreement                                                   Face
Investors Bank & Trust Company Repurchase Agreement,
5.91% due January 2, 1997 ....................................     $485,563         485,563             .8%
       Total Repurchase Agreement (Cost--$485,563)*                                 485,563
       Total Investments (Cost--$35,912,681)                                    $60,275,531            100%



     *Acquired on December 31, 1996. Collateralized by $528,575 of various U.S. government mortgage-backed securities, due through 06/15/2023. The maturity value is $485,722. As an operating policy, the Fund, through the custodian bank, secures receipt of adequate collateral supporting repurchase agreements -- (see Note F)
     ^Non-income producing.
      ADR stands for American Depository Receipt representing ownership of foreign securities.

       The accompanying notes are an integral part of the financial statements



Northeast Investors Growth Fund



Statement of Assets
and Liabilities


December 31, 1996
Assets
Investments--at market value
   (cost $35,912,681) -- Notes B, D &F....    $60,275,531
Dividends and interest receivable........         77,180
Receivable for shares of beneficial
   interest sold..........................        34,764

                 Total Assets............     60,387,475

Liabilities
Payable for shares of beneficial interest
   repurchased...........................         31,042
Accrued expenses.........................         50,835
Accrued investment advisory fee-- ........

Note C.........................................  30,845

                 Total Liabilities.......        112,722
Net Assets...............................    $60,274,753

Net Assets Consist of -- Note B:
Capital paid-in..........................     35,810,524
Undistributed
   net investment income.................         13,941
Accumulated
   net realized gains on investments.....         87,438
Net unrealized appreciation of ..........
investments ............................      24,362,850
                                             -----------

Net Assets, for 1,653,924 shares
   outstanding...........................    $60,274,753
                                             ===========

Net Asset Value, offering price
   and redemption price per share
   ($60,274,753 / 1,653,924 shares)               $36.45
                                                  ======


Statement of Operations


Year Ended December 31, 1996
Investment Income
Dividends................................     $863,278
Interest.................................       19,252

                Total Income.............      882,530

Expenses
Investment advisory fee--
      Note C..................    $352,644
Administrative expenses
    and salaries..............      99,950
Computer and
       related expenses.......      35,020
Auditing fees.................      33,765
Printing, postage
      and stationery..........      26,620
Registration and
      filing fees.............      24,825
Legal  fees...................      22,505
Custodian fees................      17,140
Trustees  fees--Note C.........      6,000
Insurance ....................       3,639
Interest-Note G ..............       3,389
Other expenses................      10,999

                  Total Expenses..........     636,496
                 Net Investment Income....     246,034

Realized and Unrealized Gain
on Investments -- Note B:
Net realized gain from investment
    transactions.........................     4,575,461
Change in unrealized appreciation
    of investments.......................     6,944,193
Net Gain on Investments..................    11,519,654
Net Increase in Net Assets Resulting
   from Operations.......................   $11,765,688





  The accompanying notes are an integral part of the financial statements.





Northeast Investors Growth Fund

Statements of Changes
in Net Assets



                                                                                      Years Ended December 31,
                                                                                       1996              1995
Increase in Net Assets
From Operations:
   Net investment income.....................................................   $     246,034     $     303,099
   Net realized gain from investment transactions............................       4,575,461         2,025,092
   Change in unrealized appreciation of investments..........................       6,944,193        10,108,493

        Net Increase in Net Assets Resulting from
        Operations...........................................................      11,765,688        12,436,684

Distributions to Shareholders:
   From net investment income................................................        (243,418)         (301,333)
   From net realized gains on investments....................................      (4,488,023)       (1,894,093)
       Total Distributions...................................................      (4,731,441)       (2,195,426)

From Net Fund Share Transactions--Note E....................................       4,903,209         2,636,657
        Total Increase in Net Assets.........................................      11,937,456        12,877,915
Net Assets:
   Beginning of Period.......................................................      48,337,297        35,459,382
   End of Period (including undistributed net investment income
        of $13,941 and $1,766, respectively).................................     $60,274,753       $48,337,297


The accompanying notes are an integral part of the financial statements.




Northeast Investors Growth Fund

Notes to the Financial Statements
for the period ended Decemeber 31, 1996


Note A--Organization
     Northeast Investors Growth Fund (the OFundO) is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

Note B--Significant Accounting Policies
     Significant accounting policies of the Fund are as follows:
     Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.
     Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.
     Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.
     State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state or excise taxes.
     Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The FundOs distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.
     Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.
     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C--Investment Advisory and Service Contract
     The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the OAdvisorO). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the FundOs average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John R. Furman and John C. Emery areofficers or directors of the Advisor. The compensation  of all  disinterested trustees of the Fund is borne by the Fund.


Northeast Investors Growth Fund

Notes to the Financial Statements - continued


Note D--Purchases and Sales of Investments
     The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $14,329,148 and $13,254,339 respectively, for the year ended December 31, 1996.

Note E--Shares of Beneficial Interest
     At December 31, 1996, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                                                       Years Ended December 31,

                                                                      1996                           1995
                                                          ----------------------------   ----------------------------
                                                             Shares         Amount           Shares        Amount
                                                          ------------  --------------   ------------   -------------
Shares sold.............................................       241,920      $8,609,169        221,312      $6,723,415
Shares issued to shareholders in reinvestment of
   distributions from net investment income and
   realized gains from security transactions............       121,732       4,382,349         63,002       2,021,120
                                                          ------------  --------------   ------------   -------------
                                                               363,652      12,991,518        284,314       8,744,535

Shares repurchased......................................      (231,030)     (8,088,309)      (216,757)     (6,107,878)
                                                          ------------  --------------   ------------   -------------
   Net Increase ........................................       132,622      $4,903,209         67,557      $2,636,657
                                                          ============   =============   ============   =============

Note F--Repurchase Agreement
     On a daily basis, the Fund invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the FundOs custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G--Short-term Borrowings
     Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 1996, the Fund had unused lines of credit amounting to $5,000,000.
     The following information relates to aggregate short-term borrowings during the year ended December 31, 1996: Average amount outstanding (total of daily outstanding principal balances divided by number of days during the year)..................................  $40,281

Weighted average interest rate (actual interest expense on short-term borrowing divided by average short-term borrowings outstanding).....................8.39%

Note H--Other Tax Information
     For federal income tax purposes, the cost of investments owned at December 31, 1996 was $35,912,681. At December 31, 1996, gross unrealized appreciation of investments was $24,689,607 and gross unrealized depreciation was $326,757, resulting in net unrealized appreciation of $24,362,850.


Northeast Investors Growth Fund

Financial Highlights




                                                          Years Ended December 31
Per Share Data              1996      1995     1994      1993     1992~     1991~    1990~     1989~    1988~     1987~
                            ----      ----     ----      ----     -----     -----    -----     -----    -----     -----
Net asset value:
  Beginning of period..    $31.78    $24.40   $25.12   $29.11     $31.12    $23.45   $23.68   $18.28    $16.84   $18.23
                           ------    ------   ------   ------     ------    ------   ------   ------    ------   ------

Income From Investment
  Operations:
Net investment income..      .16       .21      .19      .20        .20       .26      .28      .23       .27      .14
Net realized and
  unrealized gain (loss)
  on investments.......      7.62      8.70   (.22)     .47       (.44)        8.3    .08        5.75      1.91  (.79)
                            -----     -----    -----    -----      -----     -----    -----     -----     -----  -----
Total  from investment
  operations...........      7.78      8.91   (.03)     .67       (.24)        8.58   .36        5.98      2.18  (.65)
Less Distributions:
  Net investment income.    (.16)     (.21)   (.19)    (.20)     (.20)        (.36)  (.26)       (.28)    (.27)   (.12)
  Capital gains........     (2.95)    (1.32)  (.50)    (4.46)    (1.57)       (.55)  (.33)       (.30)    (.47)   (.62)
                             ----      ----     ----     ----       ----      ----     ----     ----      ----     ----

Total Distributions....     (3.11)    (1.53)  (.69)    (4.66)    (1.77)       (.91)  (.59)       (.58)   (.74)    (.74)
                            ----      ----     ----     ----      ----        ----    ----       ----    ----     ----




Net asset value:
  End of period........    $36.45    $31.78   $24.40   $25.12     $29.11    $31.12   $23.45   $23.68    $18.28   $16.84
                         -----     -----    -----    -----      -----     -----    -----    -----     -----    -----
  -----                ----------  -----    -----    -----      -----     -----    -----    -----

Total Return...........     24.60%    36.46% (.07%)      2.44%       (.73%)  36.91%    1.52%   32.73%    12.91%       (3.54%)
Ratios & Supplemental Data
Net assets end of
  period (000Os omitted)   $60,275  $48,337  $35,459    $38,694   $42,609   $40,873   $27,189  $27,205  $19,248       $20,847
Ratio of operating
  expenses* to average
  net assets...........      1.21%     1.37%    1.53%    1.45%      1.42%     1.50%    1.74%    1.77%     1.74%         1.60%
Ratio of net  investment
  income to average
  net assets...........      .47%      .74%     .74%     .62%       .71%      1.02%    1.19%    1.11%     1.25%          .60%
Portfolio turnover rate     25.27%   26.53%   25.55%   35.14%     28.91%     15.63%   37.18%    22.97%   15.83%        35.90%
Average broker
  commission&..........     $0.07

  *  Includes state taxes incurred through June 30, 1987.

     During 1988 the investment advisor waived a portion of its fee. Had the waiver not been made the ratios of operating expenses to average net assets and net investment income to average net assets would have been
     1.99% and 1.00%, respectively.

     ~ Audited by other Auditors

     & For fiscal years beginning on or after January 1, 1996 the Fund is required to disclose its average commission rate per share paid for security trades.


Report of Coopers & Lybrand L.L.P.
Independent Accountants


To the Shareholders and Trustees of
Northeast Investors Growth Fund:


We have audited the accompanying statement of assets and liabilities of Northeast Investors Growth Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the FundOs management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 1987 through 1992, presented herein, were audited by other auditors whose report dated January 15, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund at December 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the two years of the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



Boston, Massachusetts                                      COOPERS & LYBRAND
L.L.P.
January 24, 1997


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Northeast Investors Growth Fund






Trustees

William A. Oates, Jr.              John R. Furman
Ernest E. Monrad                   John C. Emery
Robert B. Minturn, Jr.



Officers

William A. Oates, Jr., President
Ernest E. Monrad, Assistant Treasurer
Robert B. Minturn, Jr., Vice President & Clerk
Gordon C. Barrett, Vice President & Treasurer


Investment Advisor

Northeast Management & Research Company, Inc.
     50 Congress Street
     Boston, Massachusetts  02109


Custodian

Investors Bank & Trust Company
       89 South Street
     Boston, Massachusetts 02111



Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky
     and Popeo, P.C.
        One Financial Center
        Boston, Massachusetts 02111



Transfer Agent

Northeast Investors Growth Fund
      50 Congress Street
      Boston, Massachusetts 02109



Independent Accountants

Coopers & Lybrand L.L.P
      One Post Office Square
      Boston, Massachusetts 02109


This report is prepared for the information of the shareholders of Northeast Investors Growth Fund and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Fund shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the FundOs future performance, and that the FundOs investments are subject to market risks.

Shares of the Fund are sold to investors at net asset value by

                               Northeast Investors
                                   Growth Fund
                               50 Congress Street
                           Boston, Massachusetts 02109
                                  800-225-6704
                                  617-523-3588



The share price for Northeast Investors Growth Fund is quoted daily in the Mutual Funds section of most major newspapers under the heading NEINV GR or Noeast Gr


Seventeenth Annual Report
For the Year Ended
December 31, 1996